Supplement to the
Strategic Advisers® Small-Mid Cap Fund
April 29, 2013
As Revised October 25, 2013
Prospectus

The following information supplements the biographical information found in the "Fund Management" section for RS Investments on page 21.

Melissa Chadwick-Dunn has been a member of RS Growth Team since 2001. Melissa has been a co-portfolio manager and analyst of RS Small Cap Growth strategy and RS Small-Mid Cap Growth strategy since 2007, of RS Mid Cap Growth strategy since 2008, and of RS Large Cap Growth strategy since May 2009. Before joining the firm in 2001, she was an equity analyst at Putnam Investments for two years, covering international small-cap stocks. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Melissa holds a B.A. in economics and an M.A. in international relations from the University of Chicago and an M.B.A. from the Wharton School of Business.

D. Scott Tracy has been a member of the RS Growth Team since 2001. Scott has been a co-portfolio manager and analyst of RS Small Cap Growth strategy and RS Small-Mid Cap Growth strategy since 2007, of RS Mid Cap Growth strategy since 2008, and of RS Large Cap Growth strategy since May 2009. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard, where his research focus included technology and industrial companies. He has also served as an equity analyst at Montgomery Securities. Scott holds a B.A. in history from Trinity College and an M.B.A. from the University of California at Berkeley. Scott is a CFA Charterholder.

SMC-14-01  January 13, 2014
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